UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

Sigma-Aldrich Corporation
(Exact name of registrant as specified in charter)

Delaware	000-08135	43-1050617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri 63103
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the presentation to be used by Rakesh Sachdev, President and Chief Executive Officer of Sigma-Aldrich Corporation, at J.P. Morgan's 32nd Annual Healthcare Conference on Monday, January 13, 2014 in San Francisco, California. Mr. Sachdev will be speaking at 2:30 PM (Pacific) and interested parties may listen to his presentation via a live audio broadcast over the Internet available at http://investor.sigmaaldrich.com/ . Users can click the "Webcast" icon to access this file.

The information in this Current Report on Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation to be used by Rakesh Sachdev, President and Chief Executive Officer of Sigma-Aldrich Corporation, at J.P. Morgan's 32nd Annual Healthcare Conference on Monday, January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION
Date:	January 13, 2014	By	/s/ George L. Miller
George L. Miller General Counsel, Secretary & Senior VP

Exhibit Index

Exhibit No.	Description
99.1	Presentation to be used by Rakesh Sachdev, President and Chief Executive Officer of Sigma-Aldrich Corporation, at J.P. Morgan's 32nd Annual Healthcare Conference on Monday, January 13, 2014.